UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2012

USG Corporation

(Exact name of registrant as specified in its charter) Commission File Number: 1-8864

Delaware	36-3329400
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(312) 436-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01	Other Events.

As discussed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, during the third quarter of 2012, the results of our European business operations were reclassified as discontinued operations in our consolidated financial statements and accompanying footnotes. The attached exhibit reflects our consolidated statements of operations for the quarters ended December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 with our European operations presented separately as discontinued operations.

Exhibit Number	Exhibit Description
99.1	Consolidated Statements of Operations of USG Corporation for the quarters ended December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: December 7, 2012	By:	/s/ Matthew F. Hilzinger
Matthew F. Hilzinger,
Executive Vice President
and Chief Financial Officer